SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 2

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported) : April 4, 2001

                           Commission File No. 0-18565



                          SEMPER RESOURCES CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                                         93-0947570
 ------------------------------                ---------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)


          11150 West Olympic Blvd., #810, Los Angeles, California 90064
       -------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (949) 857-1166
                         ------------------------------
                            (Issuer telephone number)

Item 4.  Changes in Registrant's Certifying Accountant.

     On April 4, 2001, the client-auditor relationship between Semper Resources Corporation (the "Company") and Swart, Baumruk & Company, LLP ("Swart, Baumruk") ceased as Swart, Baumruk resigned as the Company's auditor. The Company's board of directors approved such resignation.

     To the knowledge of the Company's current Board of Directors, Swart, Baumruk's report of the financial statements of the Registrant for the last two fiscal years ended December 31, 1999 and December 31, 1998 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

     The Company did not have any disagreements with Swart, Baumruk & Company, LLP, for the two years ended December 31, 1999 and the subsequent period through the date of resignation on April 4, 2001.

     The Company requested that Swart, Baumruk furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

     On April 4, 2001, the Registrant engaged Malone & Bailey PLLC as its independent accountants for the fiscal year ended December 31, 2000. During the two most recent fiscal years and any subsequent interim period prior to engaging Malone & Bailey, the Company did not consult with Malone & Bailey regarding either (i) the application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). Malone & Bailey PLLC has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addresssed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). Malone & Bailey PLLC did not furnish a letter to the Commission.

     The Company has requested that Swart, Baumruk review the disclosure and that firm has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter will be filed within two days of receipt.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits:
         Exhibits     Description
         16.1 Letter from Swart, Baumruk & Company, LLP

                                   Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                          SEMPER RESOURCES CORPORATION


July 30, 2001                             /s/ Mark F. Jordan
                                          -----------------------------
                                          Mark F. Jordan
                                          Chief Executives Officer
                                          and Chief Financial Officer


July 30, 2001                             /s/ Edwin H. Jones, III
                                          -----------------------------
                                          Edwin H. Jones, III
                                          Director